SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 1998



                               GOLF VENTURES, INC.
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             (Exact name of registrant as specified in its charter)



         Utah                             0-21337                 87-0403864
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(State or other jurisdiction      (Commission File No.)      (IRS Employer ID #)
     of incorporation)


           255 South Orange Avenue, Suite 1515, Orlando, Florida 32801
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              (Address and zip code of principal executive offices)



                                  407-245-7557
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                          Registrant's telephone number

Item 5.  Other Events

On July 2, 1998, the Company entered into several agreements with Credit Suisse First Boston Mortgage Capital LLC. to provide a $50,950,000 financing facility for various development projects at the Company's locations, as well as, for the restructuring of various secured notes payable and for the reduction in accounts payable of the Company. This borrowing is through a three year note at an annual interest rate of 4.5 percentage points over the London Interbank Offered Rate ("LIBOR"), as defined in the Promissory Note. Interest on the borrowing will be paid monthly with minimum principal repayments of $14,050,000 due on or before July 1, 1999 and $36,550,000 on or before July 1, 2000.

The Company is provided a one time borrowing of funds under the Loan, and any amount borrowed and repaid may not be reborrowed. Interest-bearing construction escrow accounts are to be established by the Company for specific development projects with construction draws for actual project expenditures released from the construction escrow accounts. The loan also requires that certain reserve and escrow accounts be established and maintained. These accounts include a tax and insurance escrow account a replacement reserve account, an interest reserve account and a working capital reserve account. The Company will operate within approved operating budgets for the properties. These budgets set forth the estimated operating expenses to be incurred in connection with the properties for each month of the applicable calendar year. The working capital and cash flow of the Company are managed through the cash management agreement as described below.

The Loan includes certain terms and conditions whereby the Company is not permitted to prepay all or any portion of the Loan except in connection with the sale and release of all or any portion of the property securing the loan. The Loan includes an exit fee in the amount of $1,298,250, as well as the rights of first refusal to provide permanent financing and to purchase property.

The Note provides for a late payment charge of 5% over the applicable interest rate for payments of principal or interest not paid when due.

Additionally, the Company is not permitted to create, incur or assume any additional indebtedness, or modify, waive or release any easements, restrictive covenants or other permitted encumbrances on its properties, nor is it permitted to enter into any Lease without the prior written consent of Lender.

The loan requires that the Company submits annual audited and quarterly unaudited financial statements as well as unaudited monthly financial statements and other reports and information which the Lender may request. The loan also required that the Company settle several outstanding claims, and that the Company proceed by written shareholder consent to increase its authorized common stock to 100,000,000 shares.

Under the provisions of the Loan the Company has agreed to sell its Red Hawk property on or before March 31, 1999.

The Company used $29,856,492 of the net proceeds from this loan to pay-off outstanding principal and accrued interest on its secured debt at July 2, 1998, and has established certain property tax, insurance, and specific project development and interest reserve accounts, all of which will be used in connection with the further development of the Company's properties.

On July 2, 1998 the Company held-back borrowing $6,500,000 of the total loan until it becomes necessary for these funds to be used for certain development and improvement projects in order to reduce interest expense. Project development and improvement funds as of July 2, 1998, as well as, any future advances are deposited into a Construction Escrow Account and managed in accordance with the draw provisions of the loan agreement.

On July 2, 1998, the Company entered into a Cash Management Agreement as a provision of the Loan Agreement whereby the management of the various tax, insurance, interest and operating accounts is specified. The terms and conditions of the cash management agreement requires the Company to establish an interest-bearing cash collateral account for the purpose of allocating all receipts and other amounts transferred to the Company. Allocations of these receipts will be directed to special purpose fund, a monthly debt service fund, a casualty and condemnation proceeds fund, and extraordinary receipts fund and a borrower remainder fund. Disbursements required for these activities will be drawn from the amounts set aside within the fund balances. The working capital reserve account, established from the proceeds of the loan, is intended to support and deficiencies in the tax and insurance impound fund and the replacement escrow fund. This reserve will also be available to pay the costs of operating expenses incurred by the Company in any period in excess of the budgeted expenses for such period.

Also, on July 2, 1998, the Company guaranteed a similar financing facility with Credit Suisse First Boston Mortgage Capital LLC. for the Company's Pelican Strand, Ltd. development project ("Pelican Strand"). This financing facility provides for the borrowing of $35,600,000 for various development projects, as well as, for the restructuring of the secured notes payable at Pelican Strand. This borrowing also is through a three year note at an annual interest rate of
4.5 percentage points over LIBOR. Interest on the borrowing is to be paid monthly with minimum principal repayments of $5,778,765 due on or before July 1, 1999 and $15,033,015 on or before July 1, 2000.

Pelican Strand is provided a one time borrowing of funds under its loan, and any amount borrowed and repaid may not be reborrowed. Interest-bearing construction escrow accounts are to be established by Pelican Strand for specific development projects with construction draws for actual projects expenditures released from the construction escrow accounts. The loan also requires that certain reserve and escrow accounts be established and maintained. These accounts include a tax and insurance escrow account a replacement reserve account, an interest reserve account and a working capital reserve account. Pelican Strand will operate within approved operating budgets for the properties. These budgets set forth the estimated operating expenses to be incurred in connection with the properties for each month of the applicable calendar year. The working capital and cash flow of Pelican Strand are managed through the cash management agreement as described below.

The Pelican Strand's loan includes certain terms and conditions whereby Pelican Strand is not permitted to prepay all or any portion of its loan except in connection with the sale and release of all or any portion of the property securing the loan. The loan includes the rights of first refusal to provide permanent financing and to purchase property.

The Pelican Strand note provides for a late payment charge of 5% over the applicable interest rate for payments of principal or interest not paid when due.

Additionally, Pelican Strand is not permitted to create, incur or assume any additional indebtedness, or modify, waive or release any easements, restrictive covenants or other permitted encumbrances on its properties, nor is it permitted to enter into any lease without the prior written consent of Lender.

The loan  requires  that Pelican  Stand  submits  annual  audited and  quarterly
unaudited   financial   statements  as  well  as  unaudited   monthly  financial
statements and other reports and information which the Lender may request.

On July 2, 1998, Pelican Strand used $20,712,856 of the net proceeds from the loan to pay-off the outstanding principal and accrued interest on its secured note and established certain property tax, insurance, project development and interest reserve accounts which will be used in connection with the further development of Pelican Strand's properties.

On July 2, 1998, Pelican Strand held-back borrowing $3,500,000 of the total loan until it becomes necessary for these funds to be used for certain development and improvement projects. Project development and improvement funds as of July 2, 1998 as well as any future advances are deposited into a construction escrow account and managed in accordance with the draw provisions of the Pelican Strand loan agreement.

Also, on July 2, 1998, Pelican Strand entered into a separate Cash Management Agreement as a provision of its Loan Agreement whereby the management of the various tax, insurance, interest and operating funds is specified. The terms and conditions of the cash management agreement requires Pelican Strand to establish an interest-bearing cash collateral account for the purpose of allocating all receipts and other amounts transferred to Pelican Strand. Allocations of these receipts will be directed to special purpose funds, including a tax and insurance impound fund, a replacement escrow fund, and operating expense fund, a monthly debt service fund, a casualty and condemnation proceeds fund, and extraordinary receipts fund and a borrower remainder fund. Disbursements required for these activities will be drawn from the amounts set aside within the fund balances. The working capital reserve account, established from the proceeds of the loan, is intended to support any deficiencies in the tax and insurance impound fund and the replacement escrow fund. This reserve will also be available to pay the costs of operating expenses incurred by Pelican Strand in any period in excess of the budgeted expenses for such period.

As consideration for structuring and advisory services provided by Credit Suisse First Boston Mortgage Capital LLC. for these loans, the Company and Pelican Strand, Ltd. paid fees of $4,327,500 at closing and are obligated for an additional $5,000,000 payment by November 15, 1998. The Company also issued
13,651,710 shares of its Common Stock to Credit Suisse First Boston Mortgage Capital LLC., representing 24.9% of the current and committed shares of stock to be outstanding after the effectiveness of modifications to the Articles of Incorporation increasing the amount of common stock authorized. At July 2, 1998 the Company had issued a total of 13,648,182 shares in payment of the common stock portion of this fee, which represented 55.5% of the then outstanding shares of the Company.

The following are brief descriptions of sales of securities by the Company for settlements, services, property or cash to support and advance the Company's business plan since the first quarterly filing on Form 10Q for the three month period ended March 31, 1998.

- On April 8, 1998, the Company issued 218,182 shares to Credit Suisse First Boston Mortgage Capital LLC., as a due diligence deposit for structuring and advisory services in connection with securing an adequate financing facility to further the development of the Company's properties. The Company believes this transaction was exempt from registration with the Commission under Section 4(2) of the Securities Act of 1933.

- On July 6, 1998, the Company issued 862,000 shares of its common stock to American Resource and Development Company in settlement of certain claims for compensation for services. The Company believes this transaction was exempt from registration with the Commission under Section 4(2) of the Securities Act of 1933.

- On July 1, 1998,  the Company issued 250,000 shares of its common stock to Dr.
B. Menne to repay a $312,500 indebtedness. The Company believes this transaction was exempt from registration with the Commission under Section 4(2) of the Securities Act of 1933.

- On July 2, 1998, the Company issued 13,430,000 shares to Credit Suisse First Boston Mortgage Capital LLC., as further consideration for structuring and advisory services in connection with securing an adequate financing facility to further the development of the Company's properties. The Company believes this transaction was exempt from registration with the Commission under Section 4(2) of the Securities Act of 1933.

The Company has committed as a condition to close the Credit Suisse First Boston Loan Agreements to settle certain pre-merger disputed obligations, interest and loan fees with certain 3rd parties, which will require the Company to issue an additional 2,045,000 shares of common stock. Additionally, the Company has agreed to the conversion of approximately $1,845,950 of unsecured debt in exchange for the issuance of 1,476,761 shares of common stock. These additional issuance's of common stock are subject to effectiveness of an increase in the amount of common stock authorized under the Company's Articles of Incorporation.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith or are incorporated by reference to exhibits previously filed with the Securities and Exchange Commission. The Company shall furnish copies of exhibits for a reasonable fee (covering the expense of furnishing copies) upon request.

Exhibit No.       Exhibit Name

10.1 Loan Agreement, dated as of July 2, 1998, between Cutter Sound Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pelican Strand, Inc., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership and Credit Suisse First Boston Mortgage Capital LLC.*

10.2 Loan Agreement, dated as of July 2, 1998, between Pelican Strand, Ltd. and Credit Suisse First Boston Mortgage Capital LLC.*

10.3 Cash Management Agreement, dated as of July 2, 1998, between Cutter Sound Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pelican Strand, Inc., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership and U. S. Golf Management, Inc. and Credit Suisse First Boston Mortgage Capital LLC.*

10.4 Cash Management Agreement, dated as of July 2, 1998, between Pelican Strand, Ltd. and U. S. Golf Management, Inc. and Credit Suisse First Boston Mortgage Capital LLC.*

10.5 Agreement, dated as of July 2, 1998, between Golf Ventures, Inc. and Credit Suisse First Boston Mortgage Capital LLC. with respect to Capital Stock of Golf Ventures, Inc.*

10.6 $50,950,000 Promissory Note, dated as of July 2, 1998, between Cutter Sound Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pelican Strand, Inc., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership and Credit Suisse First Boston Mortgage Capital LLC.*

10.7 $35,600,000 Promissory Note, dated as of July 2, 1998, between Pelican Strand, Ltd. and Credit Suisse First Boston Mortgage Capital LLC.*

10.8 Guaranty, dated as of July 2, 1998, by Cutter Sound Development, Ltd., Montverde Property, Ltd., Northshore Golf Partners, Ltd., Northshore Development, Ltd., U.S. Golf Pelican Strand, Inc., U.S. Golf Pinehurst Plantation, Ltd., FSD Golf Club, Ltd., RH Holdings, Inc., Wedgefield Limited Partnership and U. S. Golf Management, Inc. for the benefit of Credit Suisse First Boston Mortgage Capital LLC., for the $35,600,000 indebtedness of Pelican Strand, Ltd.*

10.9 Guaranty, dated as of July 2, 1998, by Golf Ventures, Inc. for the benefit of Credit Suisse First Boston Mortgage Capital LLC., for the $35,600,000 indebtedness of Pelican Strand, Ltd.*


* Incorporated by reference from the Company's Form 8-K filed with the Commission on July 17, 1998.

                                                     GOLF VENTURES, INC.


                                                     /s/ Warren Stanchina
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                                                     Warren Stanchina, President
Dated:  September 17, 1998